UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

POINT CAPITAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POINT CAPITAL, INC.

285 GRAND AVENUE, BUILDING 5

ENGLEWOOD, NEW JERSEY 07631

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 20, 2015 Englewood, New Jersey

An Annual Meeting of Stockholders (the “Meeting”) of Point Capital, Inc. (the “Company”) will be held on May 20, 2015, at 10:00 a.m. (Eastern time) at the offices of the Company, 285 Grand Avenue, Building 5, Englewood, New Jersey 07631. At the Meeting the stockholders of the Company will be requested to vote on the following matters:

1.	to elect five directors to the Company’s Board of Directors to hold office until the next annual meeting;
2.	to approve a non-binding advisory resolution supporting the compensation of our executive officers; and
3.	to approve a non-binding advisory vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on April 27, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. If you are a record holder on the Record Date, you are eligible to vote with respect to these matters either personally or at the Meeting. A list of all stockholders entitled to vote at the Meeting will be available at the principal office of the Company for 10 days prior to the Meeting for examination by any stockholder for any purpose germane to the Meeting.

All stockholders are cordially invited to attend the Meeting in person. Your vote is important. Your shares can be voted at the Meeting only if you are present in person or represented by proxy. If you are not planning to attend the Meeting, we urge you to authorize your proxy in advance. You may authorize your vote by proxy over the Internet through the Company’s transfer agent, Manhattan Transfer Registrar Company at their website, https: www.mtrco.com, by clicking on the “Proxy Voting/Proxy Material Request/Internet Access” button. If you complete your proxy electronically over the Internet you do not need to return a proxy card. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares.

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

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POINT CAPITAL, INC.

285 GRAND AVENUE, BUILDING 5

ENGLEWOOD, NEW JERSEY 07631

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 20, 2015

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement as well as the documents incorporated by reference in this Proxy Statement.

Why am I receiving these proxy materials?

The proxy materials describe the proposals on which our Board of Directors would like you, as a stockholder, to vote in favor of at the Meeting. It provides you with information on these proposals so that you can make an informed decision. We intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record entitled to vote at the Meeting.

Who can vote at the Meeting?

Stockholders who owned shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), as of the close of business on April 27, 2015 (the “Record Date”) may attend and vote at the Meeting. Each share held on the Record Date is entitled to one vote. There were 50,582,441 shares of Common Stock outstanding as of the Record Date.

What is the proxy card?

The proxy card enables you to appoint the person named therein as your representative to vote your shares at the Meeting, and to provide specific instructions as to how you wish your shares to be voted. By completing and returning the proxy card, you are authorizing this person to vote your shares at the Meeting in accordance with your instructions on the proxy card. By providing specific voting instructions for each proposal identified on the proxy card, your shares will be voted in accordance with your wishes whether or not you attend the Meeting. Even if you plan to attend the Meeting, we suggest that you complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, your appointed representative will vote your shares, under your proxy, according to their best judgment.

What matters am I voting on?

You are being asked to vote on (i) the election of five directors to the Company’s Board of Directors, (ii) the approval of a non-binding advisory resolution supporting the compensation of our officers and (iii) the approval of a non-binding advisory vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation.

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What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on the Record Date, your shares were registered directly in your name with our transfer agent, Manhattan Transfer Registrar Company, then you are a stockholder of record who may vote at the Meeting. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card and provide specific voting instructions to ensure that your shares will be voted at the Meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name”, and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, broker dealer or other nominee holder. If you do not make this request, you can still vote by completing your proxy card and delivering the proxy card to your nominee holder; however, you will not be able to vote in person at the Meeting.

How do I vote?

A. Stockholders of record (also called registered stockholders) may vote by any of the following methods:

1. By mail: if you request or receive proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it in the postage-paid envelope provided.

If we receive your proxy card prior to the Meeting date and you have marked your voting instructions on the proxy card, your shares will be voted:

—	as you instruct, and

—	as your proxy representative may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting.

If you return a signed proxy card, but do not provide specific voting instructions for each proposal, your shares will be voted by your proxy representative in the manner recommended by the Board of Directors on all matters presented in the Proxy Statement and as the proxy representative may determine in his discretion with respect to any other matters properly presented for a vote at the Meeting.

2. By Internet: read the proxy materials and follow the instructions provided in the Notice.

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3. By toll-free telephone: read the proxy materials and call the toll free number provided for in the proxy voting instructions.

4. In person at the Meeting.

B. Beneficial Stockholders (shares held in “street name”). If your shares are held in the name of a broker, bank, broker dealer or other nominee holder of record, follow the voting instructions you receive from the holder of record to vote your shares. You must provide specific voting instructions to your broker, bank, broker dealer or other nominee holder of record in order for your shares to be voted in the proposal for election of directors.

If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

1. By Mail: If you request or receive printed copies of the proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it to your broker, bank, broker dealer or other nominee holder of record prior to the Meeting.

2. By Internet. You may vote via the Internet by following the instructions provided in the Notice mailed to you by your nominee holder.

3. By toll-free telephone. You may vote by calling the toll free telephone number found in the proxy voting instructions.

4. In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a valid proxy from the nominee organization that holds your shares.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending such Notice to the Company’s stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Board encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

May I revoke my proxy?

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Company’s Chief Financial Officer at its principal executive offices located at 285 Grand Avenue, Building 5, Englewood, New Jersey 07631. The proxy may also be revoked by attending the meeting and voting in person. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder’s instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted in accordance with the judgment of the proxy representation with respect to all matters brought before the Meeting or any adjournments thereof.

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Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote as of the Record Date. As of such date, there were an aggregate of 50,582,441 shares entitled to vote. Accordingly, a quorum will be present for the Meeting if an aggregate of at least 25,291,221 shares are present in person or by proxy at the Meeting.

How many votes are required to approve the nominees to the Board?

Directors are elected by a plurality of the votes cast in the election. The five nominees for director who receive the most votes will be elected. This is called a “plurality”. Any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors, except to the extent that the failure to vote for an individual will result in another individual receiving a larger proportion of the votes cast. If you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either for or against the nominee.

How many votes are required to approve the non-binding proposals to approve the advisory resolution (i) supporting the compensation of our executive officers and (ii) regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation?

The approvals of both non-binding proposals require the affirmative vote by the holders of a majority of shares that are present in person or by proxy at the Meeting, so long as a quorum is established at the Meeting. If you abstain from voting, your abstention will not count as a vote cast for or against the proposal.

With respect to both of these proposals, the advisory votes in respect to executive compensation will neither be binding on the Company or Board of Directors, nor will they create or imply any change in the fiduciary duties of or impose any additional fiduciary duties on, the Company or the Board of Directors. However, the Board of Director values the opinions expressed by the stockholders in these advisory votes and will consider the outcome of these votes in determining its compensation policies.

Where do I find the voting results of the Meeting?

We plan to announce preliminary voting results at the Meeting. We will also file a Current Report on Form 8-K with the SEC within four business days of the Meeting disclosing the final voting results.

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Who is paying for this proxy’s solicitation process?

The enclosed proxy is solicited by the Board on behalf of the Company, and the Company is paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the stockholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers, or other employees.

Who can help answer my questions?

You can contact our corporate headquarters, at (201) 408-5126, or send a letter to: Point Capital, Inc., 285 Grand Avenue, Building 5, Englewood, New Jersey 07631, Attention: Chief Financial Officer, with any questions about proposals described in this Proxy Statement or how to execute your vote.

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POINT CAPITAL, INC.

285 GRAND AVENUE, BUILDING 5

ENGLEWOOD, NEW JERSEY 07631

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Point Capital, Inc. (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at the at the offices of the Company, 285 Grand Avenue, Building 5, Englewood, New Jersey 07631 on May 20, 2015, at 10:00 a.m. (Eastern Time) and at any adjournments thereof.

At the Meeting, the Company’s stockholders will be asked to vote on the following proposals:

(i)	to elect the current directors of the Company, Richard A. Brand, Eric Weisblum, Van E. Parker, Leonard Schiller and Joel A, Stone as directors of the Company to serve until the Annual Meeting of Stockholders in 2016 and until their respective successors are duly elected and qualified;
(ii)	to approve a non-binding advisory resolution supporting the compensation of our executive officers; and
(iii)	to approve a non-binding advisory vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation.

Solicitation of proxies may be made by directors, officers and other employees of the Company. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Board of Directors of the Company. Whether or not you expect to attend the Meeting in person, and if you request and receive proxy materials by mail, please return your executed proxy card in the enclosed envelope and the shares represented thereby will be voted in accordance with your instructions.

This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about April 21, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 20, 2015:

Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 as filed with the Securities and Exchange Commission (“SEC”), will be furnished without charge to any stockholder upon written request to Point Capital, Inc., 285 Grand Avenue, Building 5, Englewood, New Jersey 07631, Attention: Chief Financial Officer. This proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are available on the SEC’s website at www.sec.gov.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Meeting and voting the shares of stock in person, or by delivering to the Chief Financial Officer of the Company at the principal office of the Company prior to the Meeting a written notice of revocation or a later-dated, properly executed proxy. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder’s instructions indicated on the proxy card.

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RECORD DATE

Stockholders of record at the close of business on April 27, 2015 (the “Record Date”) will be entitled to vote at the Meeting.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under new rules adopted by the SEC, the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

ACTION TO BE TAKEN UNDER PROXY

In the case of the Company receiving a signed proxy (“Proxy”) from a registered stockholder containing voting instructions “FOR” the election of each of the nominated directors, "FOR" the non-binding resolution supporting the compensation of our management, and "FOR” “three years” as the frequency of future non-binding advisory votes relating to future named executive officer compensation, the person named in the Proxy (Vadim Mats) (the “Proxy Representative”), will vote:

(1)	FOR the election of each of the persons named herein as nominees for directors of the Company;
(2)	FOR the non-binding advisory resolution supporting the compensation of our named executive officers; and
(3)	FOR “three years” as the frequency of future non-binding advisory votes relating to future named executive officer compensation.

Please note that you do not have to vote FOR all the directors; you can vote for each director separately and independent of your vote for the other directors.

If the giver of the Proxy provides voting instructions to cast a vote AGAINST any or all of the nominated directors or any of the proposals, the Proxy Representative will vote such shares accordingly. If you ABSTAIN from voting on a proposal, your abstention will not count as a vote FOR or AGAINST the proposal. Also, in the case where no specific voting instructions are given to the Proxy Representative, the Proxy Representative will use his judgment to vote on any other items properly submitted for a vote at the Meeting.

VOTING SECURITIES

There were 50,582,441 shares of Common Stock issued and outstanding as of April 27, 2015, the Record Date for the Meeting. Stockholders are entitled to one vote for each share of Common Stock held by them on the Record Date.

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A majority of the outstanding shares present in person or represented by proxy will constitute a “quorum” at the Meeting. The five nominees for director who receive the most votes will be elected. This is called a “plurality. If you do not vote for a particular nominee, your vote will not count either for or against such nominee. Delaware law provides that directors be elected by the plurality of votes cast at a meeting of stockholders except as otherwise provided in the Company’s Certificate of Incorporation or By-Laws. The vote required for approval of the two non-binding "say on pay" proposals is an affirmative majority of the votes cast.

Abstentions from voting and broker non-votes will operate as neither a vote “FOR” nor a vote “AGAINST” a nominee for director. Votes on all matters will be counted by a duly appointed inspector of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the Meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of April 16, 2015, the number of shares of common stock that are beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each executive officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 50,582,441 shares of our common stock issued and outstanding as of April 16, 2015.  We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.  Unless otherwise indicated, the address of each person listed is c/o Point Capital, Inc., c/o Mr. Richard Brand, 285 Grand Avenue, Building 5, Englewood, NJ 07631

Name of Beneficial Owner	Title Of Class	Amount and Nature of Beneficial Ownership		Percent of Class

Richard A. Brand	Common	2,042,080		4.0%

Eric Weisblum	Common	0		0%

Van E. Parker	Common	0		0%

Leonard Schiller	Common	500,000		1.0%

Joel A. Stone	Common	1,000,000		2.0%

Vadim Mats	Common	0		0%

Whalehaven Capital Fund Limited (1)	Common	18,322,883		36.2%

Alpha Capital Anstalt (2)	Common	3,060,057	(3)	6.1%

Directors and Officers as a group (6 persons)		3,542,080		7.0%

(1)  Michael Finkelstein has voting and dispositive power as to the shares held by Whalehaven Capital Fund Limited (“Whalehaven”). The address of Whalehaven is 3rd floor Par-la-ville road, 14 Par-la-ville place, Hamilton, Bermuda HM08.

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(2)  Konrad Ackerman has voting and dispositive power as to the shares held by Alpha Capital Anstalt (“Alpha”). The address of Alpha is Pradafut 7 Furstentums 1490 Vaduz Liechtenstein C4 99999.

(3)  Does not include 2,000,000 shares of common stock based on the 4,000 shares of Series A Convertible Preferred Stock held by Alpha, each share of which is convertible by the holder at any time into 500 shares of common stock. The Certificate of Designations of the Series A held by Alpha contains provisions prohibiting the holder from acquiring more than 4.99% beneficial ownership of the Company’s common stock upon conversion of the Series A Preferred Stock.

Certain Relationships and Related Transactions

Our current office space is provided free of charge by Eric Weisblum, the Company’s President, Chief Compliance Officer and a director.

On August 15, 2014, Eric Weisblum contributed 3,584,160 shares of the Company’s common stock to Whalehaven.

On November 6, 2013, Whalehaven purchased 7,902,453 shares of the Company’s common stock for a purchase price of $790.25

On June 20, 2013, Melvin Schlossberg, the Company’s former president, chief executive officer and director, sold the 12,097,547 shares of the Company’s common stock for a total purchase price of $120.97 to the following purchasers: Alpha purchased 1,560,057 shares for $15.60, Whalehaven, purchased 1,316,570 for $13.17, Chi Squared Capital, Inc. purchased 2,063,120 for $20.63, Richard A. Brand purchased 2,042,080 for $20.42, Eric Weisblum purchased 3,584,160 shares for $35.84, Barbara Mittman purchased 1,378,404 shares for $13.78, and David Lubin purchased 153,156 shares for $1.53.

On June 20, 2013, Eric Weisblum contributed 500,000 shares of the Company’s common stock to Sable Ridge Capital Opportunity Fund, L.P., a Delaware limited partnership.

On June 20, 2013, Eric Weisblum purchased 500,000 shares of the Company’s common stock from Donald L. Ptalis, a former officer and director of the Company, for a purchase price of $1.

On June 20, 2013, Alpha purchased 1,500,000 shares of the Company’s common stock from DPIT1 LLC for a purchase price of $15,000.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors currently consists of five persons and we have nominated each of Richard A. Brand, Eric Weisblum, Van E. Parker, Leonard Schiller and Joel A. Stone to stand for re-election as directors to serve until the next annual meeting of our stockholders or until their successors are elected. We expect that all of our nominees will be available for election.

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The following table sets forth the names, ages and positions of our current Board members who are our Board nominees and our Chief Financial Officer:

Name and Business Address	Age	Position

Richard A. Brand	58	Chairman, Chief Executive Officer and Director
Eric Weisblum	45	President, Chief Compliance Officer and Director
Vadim Mats	31	Chief Financial Officer
Van E. Parker (1)	68	Director
Leonard Schiller (1)	72	Director
Joel A. Stone (1)	69	Director

(1)	Audit Committee member

Richard A. Brand, has been Chairman, Chief Executive Officer and a director of the Company since January 28, 2013. Mr. Brand has been a consultant to the Whalehaven Group of Funds since October 2011. From June 2010 until October 2011, Mr. Brand was a registered representative with Andrews Securities where his responsibilities included acting as dealer manager for Keating Capital, Inc. (Nasdaq: KIPO), a business development company.  From December 2009 through May 2010, Mr. Brand was a Council Member at Gerson Lehrman Group and Advisory Council Member at Global Capital Service Group, Ltd.  From March 2007 until November 2009, Mr. Brand was a sector head and investment committee member at the Yorkville Advisor, an investment advisory firm.  From October 2004 to February 2007, Mr. Brand worked at Prospect Capital, Inc. (Nasdaq: PSEC), a business development company, where he held various positions, culminating in head of originations.  Mr. Brand holds a Masters of Business Administration from the University of Chicago and the Series 7 - General Securities Representative, and the Series 63 - Uniform Securities Agent State Law Examination securities registrations.  He is a Member, Global Association of Risk Professionals.

Eric Weisblum, has been President, Chief Compliance Officer and a director of the Company since January 28, 2013. Mr. Weisblum co-founded Whalehaven in 2003. Mr. Weisblum is currently a Partner of Whalehaven, and General Partner and Managing Member of JAWS Capital Partners, LLC.  From 2002 to 2003, Mr. Weisblum was a registered representative with Domestic Securities, a New Jersey-based broker dealer. While with Domestic Securities, Mr. Weisblum held the Series 7 - General Securities Representative, the Series 63 – Uniform Securities Agent State Law Examination, and the Series 55 – Registered Equity Trader securities registrations.  From 1993 to 2002, Mr. Weisblum originated, structured, traded, and placed structured financing transactions at M.H. Meyerson & Co. Inc., a publicly traded registered investment bank. Mr. Weisblum holds a Bachelor of Arts degree from the University of Hartford’s Barney Business School.

Vadim Mats, has been Chief Financial Officer of the Company since January 28, 2013. Mr. Mats has been the Chief Financial Officer of Whalehaven Capital since June 2010 and Chief Financial Officer of JAWS Capital Partners, LLC since March 2011. From July 2007 to December 2009, Mr. Mats was an Assistant Controller at Eton Park Capital Management. From June 2007 to July 2007, Mr. Mats was Senior Fund Accountant of Bank of New York. Mr. Mats graduated cum laude from the Zicklin School of Business at Bernard Baruch College with a Bachelor’s degree in Business Administration, specializing in finance and investments and holds a Master of Science in accounting and finance from the Zicklin School of Business at Bernard Baruch College. Further, Mr. Mats is a CAIA Charter Holder. From January 2011, Mr. Mats has been a director of Wizard World, Inc. (symbol: WIZD), a publicly traded company.

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Van E. Parker, has been a director of the Company since January 28, 2013. Mr. Parker has been a board member and Executive Director of the Mediation Center of Charlottesville, Inc. since August 2013 and is a Virginia Supreme Court certified mediator. He previously served as interim Executive Director of the City of Milford’s Milford Arts Council. From June 2010 through August 2012 he was the development director and financial advisor to the Transportation Association of Greenwich, Inc. Mr. Parker was a Managing Director and later a Senior Advisor to Centre Capital Advisors, LLC, of Greenwich, CT, a registered broker-dealer, from 2007 through February 2013. In 2009 through 2010 Mr. Parker was an advisor to the chief executive officer of the Institute for Advanced Science and Engineering. Mr. Parker was a board member and chairman of the audit committee of Prospect Capital Corp. from its start in 2004 through 2008. Previously, he served as senior credit officer for Xerox Credit, Inc. Mr. Parker earned a Bachelor of Arts degree in political science at Colgate University and a MBA from the Graduate School of Business at Columbia University. He is a graduate of the Xerox Advanced Management School. Mr. Parker has received FINRA Series 62, 63 and 79 securities licenses. Mr. Parker has extensive financial, credit and board experience. He served as a board member and chairman of the audit committee of another BDC, Prospect Capital, from its start in 2004 through 2008.

Leonard Schiller, has been a director of the Company since July 30, 2014. Mr. Schiller is President and Managing Partner of the Chicago law firm of Schiller Klein PC and has been associated with the firm since 1977. Mr. Schiller also has served as the President of The Dearborn Group, a residential property management and real estate company with properties located in the Midwest. Mr. Schiller has also been involved in the ownership of residential properties and commercial properties throughout the country. Mr. Schiller has acted as a principal in numerous private loan transactions and has been responsible for the structure, and management of these transactions. Mr. Schiller has also served as a member of the Board of Directors of IMALL, an internet search engine company, which was acquired by Excite@Home. He also served as a member of the Board of AccuMed International, Inc., a company which manufactured and marketed medical diagnostic screening products, which was acquired by Molecular Diagnostics, Inc. He presently serves as a director of Milestone Scientific, Inc., a Delaware company. He also serves as a director of Gravitas Cayman Corp. and a Limited Partner of Gravitas Capital Partners LLC, a private hedge fund.

Joel A. Stone, has been a director of the Company since July 30, 2014. Mr. Stone has been a real estate investor since 2005. In addition, since the early 1990’s, Mr. Stone has been a principal in the Hostmark Hospitality Group, an Illinois company and in 2011, co-founded The Fin Branding Company, a manufacturer of electronic cigarettes. Although he remained a principal with the VanKampen Group (including serving as Financial Principal for VanKampen Merritt, Inc. from 1980 to 1982, and president of its holding companies from 1980 to 1985) until its sale in 1985, in 1980 he created and served as President from 1980 to 1990 and Chief Executive Officer of VMS Realty Partners, a real estate syndicator and owner/operator entity controlling almost $10 billion of assets until it started liquidating its assets in 1990. It took Mr. Stone approximately 15 years to dispose of the last of VMS's assets. Prior thereto, in 1971 Mr. Stone co-founded a Certified Public Accounting firm at which he specialized in tax matters. Mr. Stone's early employment includes work as Internal Revenue agent, controller of a life insurance company, a senior tax accountant with a large public accounting firm and an attorney specializing in tax matters. Mr. Stone graduated DePaul University in 1966 with a Bachelor of Science in Commerce majoring in accountancy. In 1966, he became a Certified Public Accountant. In 1970, he earned a Juris Doctor degree from Depaul College of Law. Mr. Stone has been Chairman of the Board for the Jewish Federation of Metropolitan Chicago and a National Trustee of the Foundation Fighting Blindness.

Mr. Schiller and Mr. Stone were appointed to the board to represent investors after the financing arranged by Network 1. Mr. Schiller is an attorney and experienced investor. Mr. Stone is an attorney with an accounting background. Mr. Stone has extensive investment experience and exposure to other BDC investments. They are both qualified to serve as independent board members. Both Mr. Schiller and Mr. Stone have experience as board members. In addition Mr. Stone served as a principal with the VanKampen Group (including serving as Financial Principal for VanKampen Merritt, Inc. for two years, and president of its holding company for five years).

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There are no familial relationships among any of our officers or directors.  None of our directors or officers, except for Leonard Schiller, is a director in any other reporting companies or registered investment companies.  None of our directors or officers has been affiliated with any company that has filed for bankruptcy within the last ten years.  The Company is not aware of any proceedings to which any of the Company’s officers or directors, or any associate of any such officer or director, is a party adverse to the Company or has a material interest adverse to it.

There are no legal proceedings that have occurred within the past ten years concerning our directors, or control persons which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one's participation in the securities or banking industries, or a finding of securities or commodities law violations.

Each director of the Company serves for a term of one year or until the successor is elected at the Company's annual shareholders' meeting and is qualified, subject to removal by the Company's shareholders.  Each officer serves, at the pleasure of the board of directors, for a term of one year and until the successor is elected at the annual meeting of the board of directors and is qualified.

There is no arrangement or understanding between any of our directors and any other person pursuant to which any director was or is to be selected as a director.

Audit Committee, Auditors and Financial Expert

The Board of Directors of the Company is required to establish an Audit Committee. Members of the Audit Committee must be independent members of the Company’s Board of Directors. When a BDC’s audit committee is comprised solely of independent Directors, the BDC is exempt from the requirement under Section 32(a) of the 1940 Act to have its independent public accountant submitted for ratification or rejection by shareholders so long as it has also adopted an audit committee charter, setting forth the committee’s structure, duties, powers and method of operation. The audit committee charter (and any modification thereto) must be maintained and preserved permanently in an easily accessible place.

The Board of Directors must determine whether the Audit Committee has at least one member who is a financial expert. In making this determination, the Board must consider whether the potential financial expert possesses five distinct attributes, which generally relate to that member’s experience with an understanding of financial statements, accounting policies and procedures, internal controls, and Audit Committee functions. The Board must also consider the manner in which the potential expert acquired these attributes. The expert should be an independent director and, other than in his or her capacity as a member of the Board of its Committees, must not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company.

Board Committees

The Company standing committees of our Board currently consist of an Audit Committee. The Company does not have a Compensation Committee and a Nominating Committee. Each member of the Audit Committee is “independent” as such term is defined under and required by the federal securities laws and the rules of the NASDAQ Stock Market. The charter of the Audit Committee has been approved by our Board and is available on our website at www.pointcapitalinc.com.

The Audit Committee is comprised of three directors: Van Parker, Leonard Schiller and Joel Stone. Mr. Van Parker is the Chairman of the Audit Committee. The Audit Committee’s duties include recommending to our Board the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by independent public accountants, including their recommendations to improve our system of accounting and our internal control over financial reporting. The Audit Committee oversees the independent auditors, including their independence and objectivity. However, the committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The Audit Committee is empowered to retain independent legal counsel and other advisors as it deems necessary or appropriate to assist the Audit Committee in fulfilling its responsibilities, and to approve the fees and other retention terms of the advisors. Each of our Audit Committee members possesses an understanding of financial statements and generally accepted accounting principles. The Board has determined that Mr. Parker is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

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The Audit Committee of our Board has selected EisnerAmper LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2014. The Audit Committee, in its discretion and subject to approval by our Board in accordance with the 1940 Act, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Potential Conflicts of Interest

Since we do not have a compensation committee comprised of independent directors, the functions that would have been performed by such committees are performed by our directors.  Thus, there is a potential conflict of interest in that our directors and officers have the authority to determine issues concerning management compensation that may affect management decisions.  We are not aware of any other conflicts of interest with any of our executives or directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our reporting directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Point Capital, Inc. with the SEC. Officers, directors and stockholders holding more than 10% of the class of stock are required to furnish us with copies of all Section 16(a) forms they file with the Commission.

To our knowledge, based solely on review of the copies of such reports, we believe that during the fiscal year ended December 31, 2014 all applicable Section 16(a) filing requirements were complied with by our executive officers and directors except that (i) Richard Brand failed to file a Form 3 reporting that he is an officer and director of the Company and a Form 4 reporting an acquisition of shares, (ii) Eric Weisblum failed to file a Form 3 reporting that he is an officer and director of the Company and a Form 4 reporting an acquisition of shares and (iii) Van E. Parker failed to file a Form 3 reporting that he is an officer and director of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FIVE DIRECTOR NOMINEES.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2014, the Board held nine meetings and acted by written consent on fourteen occasions. The Audit Committee took action by written consent on six occasions during the fiscal year ended December 31, 2014. Each of the Company’s incumbent directors attended or participated in 75% or more of the total number of meetings of the Board of Directors and the Committees on which he served during the fiscal year in which each such director served as a director.

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Policy Regarding Attendance at Annual Meetings of Stockholders

Our Board of Directors has not adopted a policy that each director is expected to attend annual meetings of its stockholders. We have never held an annual meeting of stockholders. We expect that all of our directors will attend this year’s annual meeting, other than Messrs. Van Parker, Schiller (both of whom have confirmed that he will be available by phone if necessary) and Stone.

Director Independence

The Company considers Messrs. Van Parker, Schiller and Stone to be independent directors pursuant to the Nasdaq standards.

Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by one individual, Richard Brand. Given the size of the Company and its portfolio, the Company considers this appropriate.

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of our Board. The Audit Committee receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board which also considers our risk profile. The Audit Committee and the full Board focus on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensure that risks undertaken by our Company are consistent with the Board’s tolerance for risk. While the Board oversees our Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach to address the risks facing our Company.

Stockholder Communications with Directors

The Company has no established procedures for stockholders to communicate directly with the Board of Directors. Due to the Company's small size, stockholders can contact the Board of Directors by mail at: Point Capital, Inc., 285 Grand Avenue, Building 5, Englewood, New Jersey 07631, Attention: Board of Directors. All communications made by this means will be received by the Chairman of the Board.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

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The Audit Committee is comprised of three independent directors (as defined under Rule 4200 of the NASDAQ Stock Market). The Audit Committee operates under a written charter adopted by the Board of Directors on September 30, 2013, which can be found in the Corporate Governance section of our website, www.pointcapitalinc.com, and is also available in print to any stockholder upon request to the Chief Financial Officer.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2014.

We have reviewed and discussed with management and EisnerAmper LLP, our independent registered public accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with EisnerAmper LLP, the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and EisnerAmper LLP, such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the NASDAQ Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from EisnerAmper, required by applicable requirements of the PCAOB regarding their communications with the Audit Committee concerning independence, and have discussed with EisnerAmper, their independence from management and the Company.

Van E. Parker

Leonard Schiller

Joel A. Stone

Dated as of March 31, 2015

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain information compensation awarded to, earned by or paid to our Chief Executive Officer during fiscal 2014 and 2013 (each a “named executive officer) No other executive officer compensation exceeded $100,000 for fiscal 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
Richard Brand (1)	2014	$0	$		$		$			$0	$0
CEO and Chairman	2013	$0	$		$		$		$		$0

Melvin Schlossberg (2)	2014	$0		$0		$0		$0		$0	$0
CEO, President, Secretary and Chairman	2013	$0		$0		$0		$0		$0	$0

(1) Mr. Brand was appointed Chief Executive Officer and Chairman on January 28, 2013.

(2) Mr. Schlossberg resigned from his positions with the Company and as a director on January 28, 2013.

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Since our incorporation on July 13, 2010 through December 31, 2014, no stock options or stock appreciation rights were granted to any of our directors or executive officers, none of our directors or executive officers exercised any stock options or stock appreciation rights, and none of them hold unexercised stock options. We have no long-term incentive plans.

Compensation Discussion and Analysis

Mr. Brand, the Company’s sole current named executive officer, does not currently have an employment agreement with the Company. Moreover, Mr. Brand has not been granted any options or other equity-based awards.

Compensation Risk Management

We have not considered the risks associated with our compensation policies and practices for all employees, but management believes we have designed our compensation policies and practices in a manner that does not create incentives that could lead to excessive risk taking that would have a material adverse effect on us.

The Role of Stockholder Say-on-Pay Votes

The Company is providing its stockholders with the opportunity to cast an advisory vote on executive compensation (a “say-on-pay proposal”). The Board of Directors will consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

Outstanding Equity Awards

There were no outstanding equity awards for our named executive officer outstanding as of December 31, 2014.

Compensation of Directors

During the period from July 13, 2010 (inception) to December 31, 2014, none of our directors received compensation for services rendered in their capacity as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)*	Non-Equity Incentive Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Richard Brand	0	0	0	0	0	0	0
Eric Weisblum	0	0	0	0	0	0	0
Van E. Parker	0	0	0	0	0	0	0
Leonard Schiller	0	0	0	0	0	0	0
Joel A. Stone	0	0	0	0	0	0	0

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On January 1, 2015, each independent director of the Company (Messr. Van Parker, Schiller and Stone) was issued a five-year non-qualified option to purchase 112,500 shares of the Company’s common stock at $0.30. Thereafter, each independent director of the board will be entitled to an option to purchase 37,500 shares of common stock on the first day of each quarter going forward at an exercise price equal to the fair market value of the common stock on the date of grant.

PROPOSAL 2 - APPROVAL OF ADVISORY RESOLUTION SUPPORTING THE COMPENSATION OF OUR EXECUTIVE OFFICERS

General

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Securities Exchange Act of 1934, as amended, our stockholders are being asked to vote, on an advisory basis, to approve the compensation of its management team as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the compensation of the Company’s named executive officer and the rest of the management team. For purposes of this Proxy Statement, Richard Brand currently is the sole “named executive officer”.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward and retain key employees, including our named executive officer, who are critical to the Company’s long-term success. Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement for greater detail about the Company’s executive compensation programs, including information about the fiscal year 2014 compensation of the named executive officer and the other officers of the Company.

The stockholders are asked to indicate their support for the compensation of the Company’s named executive officer and the management team as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED, that the stockholders approve the compensation of the named executive officer of Point Capital, Inc., as disclosed in the “Executive Compensation” section, the Summary Compensation Table and the narrative in the Proxy Statement for the Company’s 2015Annual Meeting of Stockholders.

Even though this say-on-pay vote is advisory and therefore will not be binding on the Company, the Company values the opinions of its stockholders. Accordingly, to the extent there is a significant vote against the compensation of the named executive officer and management, the Board of Directors will consider stockholder concerns and will evaluate what actions, if any, may be necessary or appropriate to address those concerns. You may vote “for,” “against,” or “abstain” from the proposal to approve on an advisory basis the compensation of the Company’s named executive officer and the other current officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE SUPPORTING THE COMPENSATION OF THE
NAMED EXECUTIVE OFFICER AND THE OTHER OFFICERS.

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PROPOSAL 3 - APPROVAL OF ADVISORY RESOLUTION SUPPORTING THE COMPENSATION OF MANAGEMENT

General

Pursuant to the Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934, as amended, we are also asking our stockholders to provide their input with regard to the frequency of future advisory "say on pay" votes on the compensation of future named executive officers, such as the proposal contained in Proposal 2 above. In particular, we seek your input on whether the advisory vote on executive compensation should occur once every year, every two years or every three years.

After considering this agenda item, the Board of Directors has determined that an advisory vote on executive compensation every three years is the appropriate interval for conducting and responding to a “say on pay” vote. By providing an advisory vote on executive compensation every three years, stockholders will be able to provide the Company with direct input on its compensation philosophy, policies and practices after having enough time to view its impact on the Company’s business.

Vote Required

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: one year, two years, three years or abstain.

Even though your vote is advisory and therefore will not be binding on the Company, the Board of Directors values the opinions of our stockholders and will consider the stockholder vote on the frequency of the vote on the future compensation of our future named executive officers. Nevertheless, the Board of Directors may decide to hold a non-binding advisory vote on future compensation of future named executive officers more or less frequently than the option voted by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THREE YEARA AS THE PREFERRED FREQUENCY FOR THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION OF THE FUTURE COMPENSATION OF THE COMPANY'S FUTURE NAMED EXECUTIVE OFFICERS.

INFORMATION ABOUT OUR AUDITORS

Audit Fees

Our Audit Committee reviews and pre-approves audit and permissible non-audit services performed by our independent registered public accounting firm, EisnerAmper LLP (“Eisner”) and our predecessor independent registered public accounting firm, Berman & Company, P.A. (“Berman”) as well as the fees for such services to ensure that the provision of such services is compatible with maintaining independence.

The Audit Committee’s pre-approval policies and procedures provide that pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our board of directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis.

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The following table shows the fees for services provided by Eisner for the year ended December 31, 2014 and for services provided by Eisner and Berman for the year ended December 31, 2013:

	2014	2013
Audit Fees (1)(2)	$57,660	$24,748
Audit Related Fees	-	-
Tax Fees (tax-related services)(3)	$6,000	$5,400
All other fees	-	-
Total Fees	$63,660	$30,148

(1)	Audit fees - these fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

(2)	The 2014 audit fees include fees incurred for the re-audit of our financial statements for the year ended December 31, 2012, fees related to the 2014 audit, and fees related to the quarterly reviews of the nine months ended September 30, 2014. The 2014 and 2013 audits were performed by Eisner and the 2013 quarterly reviews were performed by Berman.

(3)	Relates to tax compliance matters including the preparation, review and filing of tax returns.

All services provided by and all fees paid were pre-approved by our board of directors. None of the services described above were approved pursuant to the exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Termination of Berman

On March 5, 2014, the Company dismissed its principal independent accountants by notifying Berman that it was terminating Berman as the Company’s independent registered public accounting firm. On said date, the Company retained Eisner as its principal independent accountants. The decision to terminate the services of Berman and retain Eisner as the principal independent accountants was approved by the Company’s Audit Committee and its board of directors.

Berman was the independent registered public accounting firm for the Company from July 13, 2010 (inception) until March 5, 2014. None of Berman's reports on the Company’s financial statements for the year ended December 31, 2012 or for the year ended December 31, 2011 (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Berman, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Berman served as the Company’s principal independent accountants.

However, the report of Berman dated February 12, 2013 on the Company’s financial statements for the fiscal years ended December 31, 2012 and December 31, 2011 and the period July 13, 2010 (inception) to December 31, 2012 in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern.

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The Company has provided Berman with a copy of this disclosure and has requested that Berman furnish it with a letter addressed to the SEC stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Berman addressed to the Securities and Exchange Commission dated March 5, 2014 is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with SEC on March 6, 2014.

Engagement of Eisner

Prior to March 5, 2014, the date that Eisner was retained as the principal independent accountants of the Company:

(1) The Company did not consult Eisner regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company’s financial statements;

(2) Neither a written report nor oral advice was provided to the Company by Eisner that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Company did not consult Eisner regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

We do not expect that a representative from Eisner will be present at the Meeting.

For those registered stockholders of the Company that will receive a full set of the proxy materials in the mail, a copy of the Company’s Annual Report will accompany this Proxy Statement. For those stockholders that will receive only the Notice, this Proxy Statement, our Annual Report, any amendments to the foregoing materials that are required to be furnished to stockholders, and the proxy card or voting instruction form will be available at www: , https: www.mtrco.com. The Notice contains instructions on how to access the proxy materials over the Internet and vote online. These materials contain detailed information about the Meeting, the proposals to be considered, our Board's nominees for directors and other information concerning the Company.

If you received only the Notice and would like to receive a copy of the printed proxy materials, we will deliver promptly, upon written or oral request, a written copy of the Proxy Statement, the Annual Report, proxy card with voting instructions, and any amendments to the foregoing materials that are required to be furnished to stockholders. A stockholder who wishes to receive written copies of the proxy materials, now or in the future, may obtain one, without charge, by writing to the Chief Financial Officer, Point Capital, Inc., 285 Grand Avenue, Building 5, Englewood, New Jersey 07631 or by telephoning us at (201) 408-5126.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2016 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the stockholder proposals must be received by our Secretary at our principal executive officers no later than 120 calendar days before the date of this Proxy Statement. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) shares of common stock equal to either (a) $2,000 in market value or (b) 1% of our outstanding common stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

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Stockholders who wish to make a proposal at the 2016 Annual Meeting of Stockholders, other than one that will be included in our proxy materials, must notify us no later than 120 calendar days before the date of this Proxy Statement (see Rule 14a-4(c)(1) under the Exchange Act). If a stockholder who wishes to present a proposal fails to notify us by such date, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Securities and Exchange Commission (“SEC”) allows us to “incorporate by reference” into this Proxy Statement certain of the information we have filed with the SEC. This means that we can disclose important information by referring you to those documents. All documents that we file with the SEC on or after the date of this Proxy Statement pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to the Annual Meeting, will be deemed to be incorporated by reference into this Proxy Statement and to be a part of it from the date of filing of such documents. We are not, however, incorporating by reference any documents or portions thereof, whether specifically listed below or filed in the future, that are not deemed “filed” with the SEC under its rules and regulations, including information furnished pursuant to Item 2.02 or 7.01 of a Current Report on Form 8-K. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in it or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

We incorporate by reference the following document that we have filed with the SEC, and any filings that we make with the SEC in the future, under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, until the Meeting has been held:

●   Our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 31, 2015.

Copies of any documents incorporated by reference in this Proxy Statement are available free of charge by writing to Point Capital, Inc., 285 Grand Avenue, Building 5, Englewood, New Jersey 07631 or by telephoning us at (201) 408-5126.

These documents, as well as various other reports, proxy statements and other information, may also be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding the company and other issuers that file electronically with the SEC. The address of the SEC’s internet site is www.sec.gov. This information is also available on our website at www.hpev.com. Except as otherwise stated above, information contained on these websites is not incorporated by reference into and does not constitute a part of this Proxy Statement.

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MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

IN ACCORDANCE WITH RULE 14A-3(E)(1) UNDER THE EXCHANGE ACT, ONE PROXY STATEMENT WILL BE DELIVERED TO TWO OR MORE STOCKHOLDERS WHO SHARE AN ADDRESS, UNLESS WE HAVE RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE STOCKHOLDERS. WE WILL DELIVER PROMPTLY UPON WRITTEN OR ORAL REQUEST A SEPARATE COPY OF THE PROXY STATEMENT TO A STOCKHOLDER AT A SHARED ADDRESS TO WHICH A SINGLE COPY OF THE PROXY STATEMENT WAS DELIVERED. REQUESTS FOR ADDITIONAL COPIES OF THE PROXY STATEMENT, AND REQUESTS THAT IN THE FUTURE SEPARATE PROXY STATEMENTS BE SENT TO STOCKHOLDERS WHO SHARE AN ADDRESS, SHOULD BE DIRECTED TO POINT CAPITAL, INC., 285 GRAND AVENUE, BUILDING 5, ENGLEWOOD, NEW JERSEY 07631, ATTENTION: CHIEF FINANCIAL OFFICER. IN ADDITION, STOCKHOLDERS WHO SHARE A SINGLE ADDRESS BUT RECEIVE MULTIPLE COPIES OF THE PROXY STATEMENT MAY REQUEST THAT IN THE FUTURE THEY RECEIVE A SINGLE COPY BY CONTACTING US AT THE ADDRESS SET FORTH IN THE PRIOR SENTENCE.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2014 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES), AS AMENDED, IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO POINT CAPITAL, INC., 285 GRAND AVENUE, BUILDING 5, ENGLEWOOD, NEW JERSEY 07631, ATTENTION: CHIEF FINANCIAL OFFICER.

By Order of the Board of Directors

Richard A. Brand
Chairman of the Board

Englewood, New Jersey

April 20, 2015

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POINT CAPITAL, INC.

PROXY

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2015. THIS PROXY IS SOLICITED ON BEHALF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Stockholders and Proxy Statement of Point Capital, Inc. in connection with the 2015 Annual Meeting to be held on May 20, 2015, and appoints Vadim Mats proxy with power of substitution, for and in the name of the undersigned, and hereby authorizes him to represent and to vote, all the shares of common stock of Point Capital, Inc., a Delaware corporation (“Company”), that the undersigned would be entitled to vote, subject to and in accordance with the terms of the Proxy Statement, at our Annual Meeting of Stockholders (“Annual Meeting”) on May 20, 2015 and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any proxy heretofore given. This proxy will be voted as specified. If no direction is made, this proxy will be voted in favor of proposal 1, abstain from voting proposal 2 and for “three years” for proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE DIRECTOR NOMINEES.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF ADVISORY RESOLUTION SUPPORTING THE COMPENSATION OF OUR EXECUTIVE OFFICERS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THREE YEARS AS THE PREFERRED FREQUENCY FOR THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION OF THE FUTURE COMPENSATION OF THE COMPANY'S FUTURE NAMED EXECUTIVE OFFICERS.

☒   Please mark your votes as in this example using dark ink only.

1.         The election of the following nominees to the Company’s Board of Directors to serve until the 2016 Annual Meeting of Stockholders: Richard A. Brand, Eric Weisblum, Van E. Parker, Leonard Schiller and Joel A. Stone.

FOR	☐
all nominees
(except as marked
to the contrary below)

WITHHOLD ☐
AUTHORITY
to vote for all
nominees listed above

	FOR ALL EXCEPT	☐

Richad A, Brand
	Eric Weisblum	☐
	Van E. Parker	☐
	Leonard Schiller	☐
	Joel A, Stone	☐

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INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and check the box next to each nominee you wish to withhold authority.

2.         The approval of a non-binding advisory proposal approving a resolution supporting the compensation of named executive officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.         The approval of a non-binding advisory vote on the frequency of an advisory vote on compensation of named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
☐	☐	☐	☐

Please sign exactly as your name appears and return this proxy card immediately in the enclosed stamped self-addressed envelope.

Signature(s)	Signature

Dated:

NOTE: Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.

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